SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - June 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2004, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-04                  52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the June 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  June 29, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                        Statement to Certificateholders

                                  June 25, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------

AF1     165,600,000.00  162,078,531.18  5,201,770.00    168,876.83      5,370,646.83    0.00    0.00    156,876,761.18
AF2      34,400,000.00   34,400,000.00          0.00     81,098.00         81,098.00    0.00    0.00     34,400,000.00
AF3      70,500,000.00   70,500,000.00          0.00    206,506.25        206,506.25    0.00    0.00     70,500,000.00
AF4      18,400,000.00   18,400,000.00          0.00     70,901.33         70,901.33    0.00    0.00     18,400,000.00
AF5      13,057,000.00   13,057,000.00          0.00     56,569.45         56,569.45    0.00    0.00     13,057,000.00
AF6      22,000,000.00   22,000,000.00          0.00     85,360.00         85,360.00    0.00    0.00     22,000,000.00
AV1     175,000,000.00  172,332,601.96  4,630,338.28    198,852.67      4,829,190.95    0.00    0.00    167,702,263.68
AV2      76,443,000.00   75,078,040.73  1,902,435.29     87,278.22      1,989,713.51    0.00    0.00     73,175,605.44
M1       58,800,000.00   58,800,000.00          0.00    254,408.00        254,408.00    0.00    0.00     58,800,000.00
M2       35,700,000.00   35,700,000.00          0.00    165,410.00        165,410.00    0.00    0.00     35,700,000.00
M3        8,050,000.00    8,050,000.00          0.00     38,110.04         38,110.04    0.00    0.00      8,050,000.00
M4        7,350,000.00    7,350,000.00          0.00     36,002.75         36,002.75    0.00    0.00      7,350,000.00
B1        7,350,000.00    7,350,000.00          0.00     17,405.21         17,405.21    0.00    0.00      7,350,000.00
B2        7,350,000.00    7,350,000.00          0.00     22,152.08         22,152.08    0.00    0.00      7,350,000.00
R                 0.00            0.00          0.00          0.00              0.00    0.00    0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  700,000,000.00  692,446,173.87 11,734,543.57  1,488,930.83     13,223,474.40    0.00    0.00    680,711,630.30
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       700,000,000.00  694,232,971.03          0.00          4.87              4.87    0.00    0.00    684,806,308.14
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751EB4      978.73509167   31.41165459    1.01978762  32.43144221    947.32343708    AF1     1.210000 %
AF2     294751EC2    1,000.00000000    0.00000000    2.35750000   2.35750000  1,000.00000000    AF2     2.829000 %
AF3     294751ED0    1,000.00000000    0.00000000    2.92916667   2.92916667  1,000.00000000    AF3     3.515000 %
AF4     294751EE8    1,000.00000000    0.00000000    3.85333315   3.85333315  1,000.00000000    AF4     4.624000 %
AF5     294751EF5    1,000.00000000    0.00000000    4.33249981   4.33249981  1,000.00000000    AF5     5.199000 %
AF6     294751EG3    1,000.00000000    0.00000000    3.88000000   3.88000000  1,000.00000000    AF6     4.656000 %
AV1     294751EH1      984.75772549   26.45907589    1.13630097  27.59537686    958.29864960    AV1     1.340000 %
AV2     294751EJ7      982.14409076   24.88697840    1.14174247  26.02872088    957.25711236    AV2     1.350000 %
M1      294751EK4    1,000.00000000    0.00000000    4.32666667   4.32666667  1,000.00000000    M1      5.192000 %
M2      294751EL2    1,000.00000000    0.00000000    4.63333333   4.63333333  1,000.00000000    M2      5.560000 %
M3      294751EM0    1,000.00000000    0.00000000    4.73416646   4.73416646  1,000.00000000    M3      5.681000 %
M4      294751EN8    1,000.00000000    0.00000000    4.89833333   4.89833333  1,000.00000000    M4      5.878000 %
B1      294751EP3    1,000.00000000    0.00000000    2.36805578   2.36805578  1,000.00000000    B1      2.750000 %
B2      294751EQ1    1,000.00000000    0.00000000    3.01388844   3.01388844  1,000.00000000    B2      3.500000 %
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                 989.20881981   16.76363367    2.12704404  18.89067771    972.44518614
--------------------------------------------------------------------------------------------  ----------------------
X             N/A      991.76138719    0.00000000    0.00000696   0.00000696    978.29472591    X       0.000008 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Aranka Paul
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-4526 / Fax: (212) 623-5930
                          Email: aranka.paul@chase.com
         Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
--------------------------------------------------------------------------------

                                                                     Page 2 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                 June 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           423,750.72
                                Group I Curtailments                   25,832.72
                                Group I Prepayments                 3,729,133.18
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal        146,248.78
                                Group II-A Curtailments                16,707.47
                                Group II-A Prepayments              3,556,714.46
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         63,944.02
                                Group II-B Curtailments                   987.37
                                Group II-B Prepayments              1,463,344.17
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,307,880.68

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          168,876.83
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           81,098.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          206,506.25
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           70,901.33
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           56,569.45
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6           85,360.00
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          198,852.67

[LOGO]
JPMORGAN         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                 June 25, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2           87,278.22
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           254,408.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           165,410.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            38,110.04
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            36,002.75
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            17,405.21
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            22,152.08
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                       0.00

                                Class AF-1 Interest Reduction               0.00
                                Class AF-2 Interest Reduction               0.00
                                Class AF-3 Interest Reduction               0.00
                                Class AF-5 Interest Reduction               0.00
                                Class AF-4 Interest Reduction               0.00
                                Class AF-6 Interest Reduction               0.00
                                Class AV-1 Interest Reduction               0.00
                                Class AV-2 Interest Reduction               0.00
                                Class M-1 Interest Reduction                0.00
                                Class M-2 Interest Reduction                0.00
                                Class M-3 Interest Reduction                0.00
                                Class M-4 Interest Reduction                0.00
                                Class B-1 Interest Reduction                0.00
                                Class B-2 Interest Reduction                0.00

[LOGO]
JPMORGAN         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                 June 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    431,876,725.32
                                Group I Ending Pool Balance       427,698,008.70
                                Group II-A Beginning Pool Balance 172,860,417.95
                                Group II-A Ending Pool Balance    169,140,747.24
                                Group II-B Beginning Pool Balance  75,397,070.32
                                Group II-B Ending Pool Balance     73,868,794.76
                                Total Beginning Pool Balance      680,134,213.59
                                Total Ending Pool Balance         670,707,550.70

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 179,948.64
                                Group II-A Servicing Fee               72,025.17
                                Group II-B Servicing Fee               31,415.45

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                 39,802.90
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                          39,802.90

                                Group II-A Delinquency Advances Included in
                                  Current Distribution                 94,620.46
                                Group II-A Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                          94,620.46

                                Group II-B Delinquency Advances Included in
                                  Current Distribution                 23,737.58
                                Group II-B Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                          23,737.58

[LOGO]
JPMORGAN         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                 June 25, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     230      31,945,801.29           7.47 %
                        31-60 days      19       2,854,357.23           0.67 %
                        61-90 days       4         377,001.12           0.09 %
                          91+days        0               0.00           0.00 %
                          Total        253      35,177,159.64           8.23 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     67       9,559,973.82            5.65 %
                        31-60 days      6         671,891.20            0.40 %
                        61-90 days      2         156,825.86            0.09 %
                          91+days       0               0.00            0.00 %
                          Total        75      10,388,690.88            6.14 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     35       7,176,230.03            9.71 %
                        31-60 days      1         124,559.13            0.17 %
                        61-90 days      1         185,112.52            0.25 %
                          91+days       0               0.00            0.00 %
                          Total        37       7,485,901.68            10.13 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

[LOGO]
JPMORGAN         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 6 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                 June 25, 2004
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                        Three Largest Loans

                                Group I Three Largest Loans         1,920,160.04
                                Group II-A Three Largest Loans      1,234,282.66
                                Group II-B Three Largest Loans      2,234,734.99

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually
                        Past Due

                                Group I Aggregate Principal Balance of Balloon
                                        Loans                         338,988.84
                                Group II-A Aggregate Principal Balance of
                                        Balloon Loans                       0.00
                                Group II-B Aggregate Principal Balance of
                                        Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

[LOGO]
JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 7 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                 June 25, 2004
--------------------------------------------------------------------------------

                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                        Distribution                        0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding Loans
                        (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.32 % Group II-A Weighted Average Mortgage Rate 7.05 % Group II-B Weighted Average Mortgage Rate 7.05 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 328.00 Group II-A Weighted Average Remaining
                                  Term                                    355.00
                                Group II-B Weighted Average Remaining
                                  Term                                    355.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        4,094,677.84
                                Overcollateralization Target
                                  Amount                           30,450,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           26,355,322.16

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            18.19 %
                                Senior Specified Enhancement Percentage  44.30 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage of
                                  the current Pool Balance                0.11 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                          14,098,757.44

[LOGO]
JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 8 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                 June 25, 2004
--------------------------------------------------------------------------------









[LOGO]
JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.